UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 29, 2024

NATE’S FOOD CO.
(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

000-52831	46-3403755
(Commission File No.)	(IRS Employer Identification No.)

15151 Springdale Huntington Beach, California 92649
(Address of principal executive offices) (zip code)

(949) 381-1834
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001	NHMD	OTC

Item 8.01 Other Information.

On January 26, 2024, the Company successfully negotiated a significant debt reduction agreement with a noteholder, resulting in the elimination of approximately $750,000 in liabilities, primarily consisting of various types of promissory notes and a convertible note. The breakdown of this debt is as follows:

(1)	$250,000 (approximately) in convertible promissory notes, including accrued interest.

(2)	$150,000 borrowed by the company for the lease of fuel tanks in Rotterdam.

(3)	$100,000 (approximately) for payment of accrued payables, such as auditors and accounting work.

(4)	$150,000 provided to the company as advance funds to secure contracts for sugar and chicken paws.

(5)

$100,000 that the company facilitated to a third-party entity, which has yet to be repaid due to the third party's financial constraints. It's worth noting that the company acted solely as a facilitator in this transaction, and the noteholder has agreed to absolve the company of any potential liability related to this transaction.

As part of this mutually beneficial agreement, the noteholder received 300,000,000 shares of common stock in exchange for forgiving the outstanding debt. This equates to an approximate value of $0.0025 per share, considering both the cash amount and the accrued interest that the company had owed.

Furthermore, as an additional component of the agreement, the noteholder has agreed to release its reserve of shares. This action will enable the Company to significantly reduce its number of authorized common shares by approximately 40%, leading to a more streamlined and efficient capital structure.

It's essential to note that the finalization of this agreement is contingent upon the Company successfully closing a fuel deal.

The information in this Current Report on Form 8-K with respect to Item 8.01 and the Exhibit filed under 9.01 is being furnished pursuant to Item 8.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. This current report on Form 8-K will not be deemed an admission as to the materiality of any information contained herein.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 29, 2024	Nate’s Food Co.

	By:	/s/ Nate Steck
	Name:	Nate Steck
	Title:	CEO

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